U.S. Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant [X]	Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule 14a-12

INTELLINETICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Intellinetics, Inc.

2190 Dividend Dr.

Columbus, Ohio 43228

EXPLANATORY NOTE

This Amendment No. 1 to the definitive Proxy Statement on Schedule 14A filed by Intellinetics, Inc. with the U.S. Securities and Exchange Commission on April 29, 2020 solely amends the proxy card to update the physical mailing address of our transfer agent. Please note that no changes were made to the body of the definitive Proxy Statement.

INTELLINETICS, INC.

Annual Meeting Proxy Card

To submit your proxy by email: send a pdf version of this completed and signed form to our transfer agent at amy@standardregistrar.com by 11:59 PM Eastern Time on June 10, 2020.

To submit your proxy by mail: send to

Standard Registrar & Transfer Co. Inc.

440 East 400 South Suite 200

Salt Lake City, UT 84111

A. Proposals—The Board of Directors recommends a vote FOR each nominee listed in Proposal 1, and a vote FOR each of Proposals 2, 3 and 5, and a vote of “EVERY 3 YEARS” for Proposal 4:

1.	To elect six directors, to hold office for a term of one year.

	For	Withhold
Matthew L. Chretien	[ ]	[ ]

	For	Withhold
Rye D’Orazio	[ ]	[ ]

	For	Withhold
Robert C. Schroeder	[ ]	[ ]

	For	Withhold
Sophie Pibouin	[ ]	[ ]

	For	Withhold
Roger Kahn	[ ]	[ ]

	For	Withhold
James DeSocio	[ ]	[ ]

2.	To adopt and approve the Plan Amendment to the 2015 Intellinetics, Inc. Equity Incentive Plan.	For [ ]	Against [ ]	Abstain [ ]

3.	To approve, on an advisory basis, the compensation of our named executive officers.	For [ ]	Against [ ]	Abstain [ ]

4.	To vote, on an advisory basis, on the frequency with which the Company shall seek advisory shareholder votes on the compensation of our named executive officers.	Every 3 Years [ ]	Every 2 Years [ ]	Every 1 Year [ ]	Abstain [ ]

5.	To ratify the appointment of GBQ Partners LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.	For [ ]	Against [ ]	Abstain [ ]

6.	In their discretion, the proxies are authorized to take action and to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

B. Authorized Signatures—This section must be completed for your vote to be counted.—Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date(mm/dd/yy)

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